Exhibit 10.20

SEVENTH AMENDMENT AND JOINDER

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Seventh Amendment and Joinder to Amended and Restated Loan and Security Agreement (this “Seventh Amendment and Joinder”), dated as of April 23, 2020, is executed and delivered by DRAFTKINGS INC., a Nevada corporation (“New Borrower”), DRAFTKINGS INC., a Delaware corporation, CROWN GAMING INC., a Delaware corporation, and CROWN DFS INC., a Delaware corporation (individually, each a “Borrower” and collectively, “Borrowers”), and PACIFIC WESTERN BANK, a California state-chartered bank (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement (as defined below).

RECITALS

a.       Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 21, 2016 (as amended from time to time, the “Original Loan Agreement”).

b.       From and after the date hereof (the “Effective Date”), New Borrower, Borrowers, and Bank desire to amend and supplement the terms and provisions of the Original Loan Agreement as provided herein, and the Original Loan Agreement, as amended and supplemented by this Seventh Amendment and Joinder, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Loan Agreement.”

c.       Bank desires that New Borrower execute this Seventh Amendment and Joinder for the purpose of acknowledging that it is and shall be a “Borrower” under the Loan Agreement and the other Loan Documents.

d.       New Borrower has read and approved the Loan Documents and has asked Bank to agree to allow New Borrower to become a party to the Loan Documents in order to facilitate its ability to continue to operate its business by achieving a stronger financial base for itself and its affiliated companies.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1.       Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.

2.       Joinder and Assumption. From and after the Effective Date, New Borrower hereby absolutely and unconditionally:

(a) (i) joins as and becomes a party to the Loan Agreement as a “Borrower” thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a “Borrower” under the Loan Agreement and all other Loan Documents, and (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a “Borrower” with respect to the Loan Agreement and the other Loan Documents and all of the representations and warranties contained in the Loan Agreement (in the manner set forth in Section 5 of this Seventh Amendment and Joinder) and the other Loan Documents with respect to New Borrower; and

(b)       collaterally assigns and transfers to Bank, and hereby grants to Bank, a continuing security interest in all of New Borrower’s now owned and existing and hereafter acquired and arising assets constituting Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations. New Borrower hereby authorizes Bank to file at any time Uniform Commercial Code financing statements in such jurisdictions and offices as Bank deems necessary in connection with the perfection of a security interest in all of New Borrower’s now owned or hereafter arising or acquired assets and property, including, without limitation, accounts receivable, deposit accounts, equipment, general intangibles, inventory, and any and all other personal property of New Borrower, and all products, substitutions, replacements, and proceeds of such property and assets. New Borrower has read the Loan Agreement and affirmatively grants to Bank all rights to New Borrower’s Collateral as set forth in the Loan Agreement and the Loan Documents.

From and after the Effective Date, any reference to the term “Borrower” in the Loan Agreement shall also include New Borrower. Except as expressly provided herein, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.

3.      Amendments to Loan Agreement.

(a)       Borrowers hereby agree that an Event of Default will immediately result if Borrowers do not execute, on or before May 1, 2020, an amendment to the Loan Agreement that establishes monthly minimum cumulative Revenue covenant levels for the 2020 calendar year.

(b)       The following defined term in Exhibit A to the Loan Agreement is hereby amended and restated, as follows:

“Parent” means DraftKings Inc., a Delaware corporation.

(c)       Exhibit B to the Loan Agreement is hereby replaced with Exhibit B in the form attached hereto as Appendix I.

4.       Consent to Acquisition. Borrower has informed Bank that Parent has entered into that certain Business Combination Agreement, dated as of December 22, 2019, by and among Diamond Eagle Acquisition Corp., a Delaware corporation (“DEAC”), Parent, SBTech (Global) Limited, a company limited by shares, originally incorporated in Gibraltar and continued as a company under the Isle of Man Companies Act 2006, with registration number 014119V (“SBT”), DEAC NV Merger Corp., a Nevada corporation and a wholly-owned subsidiary of DEAC (“New Borrower”), DEAC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of DEAC (“Merger Sub”), the shareholders of SBT who are party thereto (the “SBT Sellers”), and Shalom Meckenzie in his capacity as the SBT Sellers’ Representative (the “Business Combination Agreement”). Pursuant to the Business Combination Agreement:

(a)       DEAC will merge with and into New Borrower, with New Borrower surviving that merger, and New Borrower will change its name to DraftKings Inc. (the “NV Merger”);

(b)       Merger Sub will merge with and into Parent, with Parent surviving that merger as a wholly owned subsidiary of New Borrower (the “DK Merger”); and

(c)       concurrently with the DK Merger, New Borrower will acquire all of the issued and outstanding share capital of SBT from the SBT Sellers (the “SBT Acquisition”);

DraftKings – Seventh Amendment and Joinder to Loan and Security Agreement – EXECUTION

all as more particularly described in the Business Combination Agreement (the NV Merger, the DK Merger, and the SBT Acquisition, collectively, the “Business Combination Transactions”). In consideration for the DK Merger and the SBT Acquisition, Parent’s stockholders will receive shares of common stock of New Borrower, and the SBT Sellers will receive a combination of cash and shares of common stock of New Borrower, as described more fully in the Business Combination Agreement. In addition, immediately prior to the closing of the Business Combination Transactions, DEAC will sell equity securities to certain institutional investors and receive proceeds of approximately $304.7 million from those sales (the “Private Placement”).

Bank hereby consents to the Business Combination Transactions.

5.       Representations and Warranties. Each Borrower and New Borrower hereby represents and warrants to Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Seventh Amendment and Joinder is the legally valid and binding obligation of each Borrower and New Borrower, enforceable against each Borrower and New Borrower in accordance with its terms, and (b) each of the representations and warranties contained in the Original Loan Agreement is true and correct in all respects as of the date of this Seventh Amendment and Joinder.

6.       Successors and Assigns. This Seventh Amendment and Joinder shall be binding upon New Borrower, Borrowers, Bank, and Bank’s successors and assigns, and shall inure to the benefit of New Borrower, Borrowers, Bank, and Bank’s successors and assigns. No other person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Seventh Amendment and Joinder. New Borrower may not assign or transfer any of its rights or obligations under this Seventh Amendment and Joinder without the prior written consent of Bank.

7.       Severability; Construction. Wherever possible, each provision of this Seventh Amendment and Joinder shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Seventh Amendment and Joinder shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Seventh Amendment and Joinder. All obligations of Borrowers and New Borrower and rights of Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law.

8.       Counterparts; Facsimile and other Electronic Transmission. This Seventh Amendment and Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Seventh Amendment and Joinder. Receipt of an executed signature page to this Seventh Amendment and Joinder by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Seventh Amendment and Joinder maintained by Bank shall be deemed to be originals.

9.       GOVERNING LAW. THIS SEVENTH AMENDMENT AND JOINDER SHALL BE A CONTRACT MADE UNDER AND BE CONSTRUED, ENFORCED AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

DraftKings – Seventh Amendment and Joinder to Loan and Security Agreement – EXECUTION

10.     WAIVER OF JURY TRIAL. BANK, NEW BORROWER, AND BORROWERS EACH WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SEVENTH AMENDMENT AND JOINDER OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. ALL DISPUTES, CONTROVERSIES, CLAIMS, ACTIONS AND SIMILAR PROCEEDINGS ARISING WITH RESPECT TO THIS SEVENTH AMENDMENT AND JOINDER OR ANY RELATED AGREEMENT OR TRANSACTION SHALL BE BROUGHT IN THE GENERAL COURT OF JUSTICE OF NORTH CAROLINA SITTING IN DURHAM COUNTY, NORTH CAROLINA OR THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA, EXCEPT AS PROVIDED BELOW WITH RESPECT TO ARBITRATION OF SUCH MATTERS. IF THE JURY WAIVER SET FORTH IN THIS SECTION IS NOT ENFORCEABLE, THEN ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS SEVENTH AMENDMENT AND JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL BE FINALLY SETTLED BY BINDING ARBITRATION IN DURHAM COUNTY, NORTH CAROLINA IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION BY ONE ARBITRATOR APPOINTED IN ACCORDANCE WITH SAID RULES. THE ARBITRATOR SHALL APPLY NORTH CAROLINA LAW TO THE RESOLUTION OF ANY DISPUTE, WITHOUT REFERENCE TO RULES OF CONFLICTS OF LAW OR RULES OF STATUTORY ARBITRATION. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. NOTWITHSTANDING THE FOREGOING, THE PARTIES MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR PRELIMINARY OR INTERIM EQUITABLE RELIEF, OR TO COMPEL ARBITRATION IN ACCORDANCE WITH THIS PARAGRAPH. THE EXPENSES OF THE ARBITRATION, INCLUDING THE ARBITRATOR’S FEES, REASONABLE ATTORNEYS’ FEES AND EXPERT WITNESS FEES, INCURRED BY THE PARTIES TO THE ARBITRATION, MAY BE AWARDED TO THE PREVAILING PARTY, IN THE DISCRETION OF THE ARBITRATOR, OR MAY BE APPORTIONED BETWEEN THE PARTIES IN ANY MANNER DEEMED APPROPRIATE BY THE ARBITRATOR. UNLESS AND UNTIL THE ARBITRATOR DECIDES THAT ONE PARTY IS TO PAY FOR ALL (OR A SHARE) OF SUCH EXPENSES, THE PARTIES SHALL SHARE EQUALLY IN THE PAYMENT OF THE ARBITRATOR’S FEES AS AND WHEN BILLED BY THE ARBITRATOR.

11.       Conditions Precedent to Effectiveness of Seventh Amendment and Joinder. The agreement of Bank to enter into this Seventh Amendment and Joinder on the date hereof is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, each of the following items and completed each of the following requirements:

(a)                this Seventh Amendment and Joinder, duly executed by New Borrower and each Borrower;

(b)               all conditions precedent to the consummation of the Business Combination Transactions, each as specified in the Business Combination Agreement, and the Private Placement have been satisfied or will be satisfied simultaneously with the effectiveness of this Seventh Amendment and Joinder, in each case as determined by Bank in Bank’s sole discretion;

(c)                a fully executed copy of the Business Combination Agreement, along with all accompanying exhibits and schedules and all related documents;

(d)               an officer’s certificate of New Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Seventh Amendment and Joinder;

(e)                a financing statement (Form UCC-1) with respect to New Borrower;

DraftKings – Seventh Amendment and Joinder to Loan and Security Agreement – EXECUTION

(f)                 payment of the fees and Bank Expenses incurred in connection with the documentation of this Seventh Amendment and Joinder and any other related documentation, which may be debited from any of a Borrower’s or New Borrower’s accounts with Bank;

(g)                current SOS Reports indicating that, as to New Borrower, except for Permitted Liens, there are no security interests or Liens of record in the Collateral;

(h)               a Borrower Information Certificate from New Borrower; and

(i)                 such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12.       Payment of Success Fee. Borrowers hereby agree that, upon consummation of the Business Combination Transactions, Borrowers will pay to Bank a fee of $650,000 in full satisfaction of the success fee described in Section 2.5(c) of the Loan Agreement.

13.       Notices. The address for notices to be sent to New Borrower is:

DraftKings Inc., on behalf of each Borrower

222 Berkeley Street, 5th Floor

Boston, MA 02116

Attn: Jason Park, Chief Financial Officer

14.       New Borrower Deemed Execution. Bank, Borrowers, and New Borrower hereby agree that New Borrower shall be deemed to have executed this Seventh Amendment and Joinder immediately after consummation of the Business Combination Transactions.

[Signature Page Follows]

DraftKings – Seventh Amendment and Joinder to Loan and Security Agreement – EXECUTION

IN WITNESS WHEREOF, the undersigned have caused this Seventh Amendment and Joinder to Amended and Restated Loan and Security Agreement to be duly executed and delivered as of the date first above written.

NEW BORROWER:

DRAFTKINGS INC., a Nevada corporation

By:	/s/ Jason Park
Name:	Jason Park
Title:	CFO

BANK:

PACIFIC WESTERN BANK

By:	/s/ Joel Marquis
Name:	Joel Marquis
Title:	SVP

BORROWERS:

DRAFTKINGS INC., a Delaware corporation

By:	/s/ Jason Park
Name:	Jason Park
Title:	CFO

CROWN GAMING INC.

By:	/s/ Tim Dent
Name:	Tim Dent
Title:	Treasurer

CROWN DFS INC.

By:	/s/ Tim Dent
Name:	Tim Dent
Title:	Treasurer

[Signature Page to Seventh Amendment and Joinder to Loan and Security Agreement]

APPENDIX I

EXHIBIT B

DEBTORS:	DRAFTKINGS INC., a Nevada corporation
DRAFTKINGS INC., a Delaware corporation
CROWN GAMING INC., a Delaware corporation
CROWN DFS INC., a Delaware corporation

SECURED PARTY:	PACIFIC WESTERN BANK

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT

All personal property of each Borrower (each herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)                all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names, and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of each Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)               any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment.

All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Article 9 of the Uniform Commercial Code-Secured Transactions.